Exhibit 10.1

CHANGE ORDER FORM
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1B or 6.2C)

PROJECT NAME: Sabine Pass LNG Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: November 11, 2012	CHANGE ORDER NUMBER: 0001 DATE OF CHANGE ORDER: May 1, 2012

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.	Section 4.3C of the Agreement is hereby amended and restated as follows:

C.    Owner shall, or shall cause its Affiliates to, maintain care, custody and control at all times of the Existing Facility Site, Existing Facility and, upon transfer of risk of loss from Contractor to Owner under Section 8.2C, the modifications and improvements to the Existing Facility. Owner shall, or shall cause its Affiliates to, be responsible for the security, fencing, guarding and lighting of the Existing Facility.

2.	Section 4.7 of the Agreement is hereby amended by:

•	deleting the phrase “Owner shall remove”, and

•	replacing it with “Owner shall, or shall cause its Affiliates to, remove”.

3.	The fourth sentence of Section 11.5 of the Agreement is hereby amended by:

•	deleting the phrase “Contractor is required to complete as a condition of Substantial Completion of such Subproject that does not meet the definition of Punchlist”, and

•	replacing it with “Contractor is required to complete as a condition of Substantial Completion of such Subproject all Work that does not meet the definition of Punchlist”.

4.	Section 12.1D of the Agreement is hereby amended and restated as follows:

D.    Assignment and Enforcement of Subcontractor Warranties. Contractor shall be fully responsible and liable to Owner for its Warranty and Corrective Work obligations and liability under this Agreement for all Work, including Work performed by its Subcontractors and Sub-subcontractors. Without limiting the foregoing, all warranties obtained by Contractor from Subcontractors shall run to the benefit of Contractor but shall permit Contractor, prior to assignment to Owner, the right (upon mutual agreement of the Parties), to authorize Owner to deal with Subcontractor on Contractor's behalf. Such warranties, with duly executed instruments assigning the warranties shall be delivered to Owner concurrent with the end of the applicable Defect Correction Period. This Section 12.1D shall not in any way be construed to limit Contractor's liability under this Agreement for the entire Work or its obligation to enforce Subcontractor warranties.

5.	Section 5.4 of the Agreement is hereby amended by deleting the phrase “Section 9.4 of Attachment A” and replacing it with “Section 8.4 of Attachment A”.

6.	Section 6.2A.7 of the Agreement is hereby amended by deleting the phrase “Section 1A.9(g)(i) of Attachment A” and replacing it with “Section 1.A9(g)(ii) of Attachment A”.

7.	Section 8.8 of Attachment A, Schedule A-1 is hereby amended by deleting the phrase “every four Months” and replacing it with “every three Months”.

8.
Section 1.F.2 of Attachment O by adding the following new sentence at the end of Section 1.F.2: “The following insurance policies provided by Contractor shall include ConocoPhillips Company as an additional insured to the extent of ConocoPhillips Company's indemnity obligations under the ConocoPhillips License Agreement: commercial general liability and umbrella or excess liability.”

9.
Section 1.G.1 of Attachment O by adding the following new sentence at the end of Section 1.G.1: “The commercial general liability and umbrella or excess liability policies provided by Contractor pursuant to this Agreement shall include clauses providing that each underwriter shall waive its rights of recovery, under subrogation or otherwise, against ConocoPhillips Company.”

Adjustment to Contract Price
The original Contract Price was                                 $    3,900,000,000
Net change by previously authorized Change Orders (# none ) $ 0
The Contract Price prior to this Change Order was                         $     3,900,000,000
The Contract Price will be ~~(increased) (decreased)~~ (unchanged) by this Change Order
in the amount of                                         $      0
The new Contract Price including this Change Order will be                     $     3,900,000,000

Adjustment to dates in Project Schedule
The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary): N/A

Adjustment to Payment Schedule: N/A

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties' duly authorized representatives.

/s/ Ed Lehotsky	/s/ Gerald R. Brown for JT Jackson
Owner                                Contractor

Ed Lehotsky	Gerald R. Brown
Name                                Name

Vice President, LNG Project Management	Project Manager
Title                                Title

May 9, 2012	May 1, 2012
Date of Signing                            Date of Signing

CHANGE ORDER

Heavies Removal Unit

PROJECT NAME: Sabine Pass Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: November 11, 2011	CHANGE ORDER NUMBER: CO-0002 DATE OF CHANGE ORDER: May 23, 2012

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.	The Heavies Removal Unit (“HRU”) and associated work as described in Attachment A to this Change Order (Scope of HRU Work) (“HRU Work”) is hereby added to the scope of Work under the Agreement.

a.	Exclusions and clarifications of the HRU Work are included as Attachment A to this Change Order.

b.
As a result of the additional HRU Work, Table A-1 (FEED Documents) in Attachment A of the Agreement is hereby amended based on the changes or additions shown on Attachment G to this Change Order. Changes or additions to Table A-1 are shaded in green in Attachment G to this Change Order.

2.
This Change Order will increase the Contract Price by a fixed lump sum amount to account for all costs associated with the performance of the HRU Work and adjustments to the Provisional Sums under the Agreement. Accordingly, the Agreement is modified as follows:

a.
All cost associated with the performance of the HRU Work under the Agreement, including the cost for the HRU front end engineering design (FEED) performed through March 31, 2012 is detailed in Attachment B to this Change Order

b.
The Aggregate Provisional Sum specified in Section 7.1A of the Agreement prior to this Change Order was $862,032,650. The Aggregate Provisional Sum is decreased by this Change Order in the amount of $119,587,215. The new Aggregate Provisional Sum as adjusted by this Change Order is $742,445,435.

c.	The Currency Provisional Sum specified in Section 1.1 of Attachment EE, Schedule EE-1 of the Agreement is unchanged by this Change Order.

d.
The Insurance Provisional Sum specified in Section 1.3 of Attachment EE, Schedule EE-1 of the Agreement prior to this Change Order was $62,000,000, and is increased by this Change Order in the amount of $3,150,000. The new Insurance Provisional Sum is $65,150,000.

e.
The Heavies Removal Unit Provisional Sum specified in Section 2.3 of Attachment EE, Schedule EE-2 of the Agreement prior to this Change Order was $126,349,000. The Heavies Removal Unit Provisional Sum is decreased by this Change Order in the amount of $126,349,000. The new Heavies Removal Unit Provisional Sum as adjusted by this Change Order is $0.00. This provisional sum has been converted into a fixed lump sum amount included in the adjusted Contract Price.

f.
The Louisiana Sales and Use Tax Provisional Sum specified in Section 2.5 of Attachment EE, Schedule EE-2 of the Agreement prior to this Change Order was $73,456,000, and is increased by this Change Order in the amount of $3,611,785. The new Louisiana Sales and Use Tax Provisional Sum is $77,067,785.

g.	Owner and Contractor agree to increase the amount of the Letter of Credit by 10% of the net increase to the Contract Price as a result of this Change Order.

h.	The Contract Price is adjusted as specified below. The adjustment equals the net increase to the Contract Price as a result of this Change Order.

i.	Attachment C, Schedule C-1 of the Agreement (Milestone Payment Schedule) is hereby replaced by Exhibit E to this Change Order.

j.	C, Schedule C-2 of the Agreement (Monthly Payment Schedule) is hereby replaced by Exhibit F to this Change Order.

3.	The following Attachments are incorporated into this Change Order:
Exhibit A - Scope of HRU Work
Exhibit B - HRU Addition Total Project Cost Summary
Exhibit C - HRU Hazop “Red Line” Items
Exhibit D - HRU Hazop “Non Red Line” Items
Exhibit E - Revision to Schedule C-1 Milestone Payment Schedule
Exhibit F - Revision to Schedule C-2 Monthly Payment Schedule
Exhibit G - Revision to Table A-1 FEED Documents

Adjustment to Contract Price
The original Contract Price was                                 $    3,900,000,000
Net change by previously authorized Change Orders                        $         0
The Contract Price prior to this Change Order was                         $    3,900,000,000
The Contract Price will be increased by this Change Order
in the amount of                                         $     64,232,581
The new Contract Price including this Change Order will be                     $    3,964,232,581

Adjustment to dates in Project Schedule
The following dates are modified (list all dates modified; insert N/A if no dates modified):

No Change to Project Schedule

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes. See Section 2.i, 2.j, Exhibit E, and Exhibit F to this Change Order.

Adjustment to Minimum Acceptance Criteria: See Exhibit A, Section 2.6, to this Change Order

Adjustment to Performance Guarantees: See Exhibit A, Section 2.6, to this Change Order

Adjustment to Design Basis: Yes. See Section 1.b and Exhibit G to this Change Order.

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: None

Select either A or B:

[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties' duly authorized representatives.

/s/ Ed Lehotsky	/s/ J.T. Jackson
Owner                                Contractor - Bechtel Oil Gas & Chemicals

Ed Lehotsky	J.T. Jackson
Name                                Name

Vice President, LNG Project Management	Senior Vice President
Title                                Title

June 4, 2012	May 23, 2012
Date of Signing                            Date of Signing

CHANGE ORDER FORM

Limited Notice to Proceed

PROJECT NAME: Sabine Pass LNG Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: November 11, 2011	CHANGE ORDER NUMBER: CO-0003 DATE OF CHANGE ORDER: June 6, 2012

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.	Section 10 of Attachment A, Schedule A-1 of the Agreement is hereby amended and restated as follows:

The following activities are in Contractor's Scope of Work during the period after issuance of LNTP and prior to issuance of NTP (the “LNTP Work”). The Parties anticipate that NTP will be issued on or before August 1, 2012. These activities will focus on the following:

A.	Subcontracts

1.	Award and make partial release of the Work for the following Subcontracts as described below:

i.
Soil Improvement and Site Preparation Subcontract - Subcontractor shall commence soil stabilization and rough grading in accordance with Section 5.2 of Attachment A to the Agreement ~~,~~ limited to the areas identified in Exhibit A of this Change Order. The Work (the cost of which is provisional, shall be mutually agreed upon by Owner and Contractor at the conclusion of LNTP) is being performed under Section 2.1 Soils Preparation Provisional Sum of Attachment EE to the Agreement. No Work will begin in the Construction Dock area as shown on Exhibit D of this Change Order until authorized in writing by Owner once all required permits have been received.

ii.	Piling Subcontract - Subcontractor shall commence early engineering and authorize 3,000 piles to be fabricated and stored at the fabrication yard or other area as deemed appropriate by Contractor.

iii.	Heavy Haul Road Pipeline Bridge Subcontract - Full release to subcontractor to mobilize to the Site and execute full scope, or portions of, the Heavy Haul Road Pipeline Bridge Subcontract.

B.	Construction

1.	Mobilize Contractor's construction field non-manual staff and temporary facilities required to manage the following Subcontractor's LNTP scope:

i.	Soil Improvement and Site Preparation Subcontractor, and

ii.	Heavy Haul Road Pipeline Bridge Subcontractor.

2.	Prior to or at mobilization of the Soil Improvement and Site Preparation and Heavy Haul Road Pipeline Bridge Subcontractors to the Site, Contractor will complete and provide:

i.	Spill Prevention Control and Countermeasures Plan pursuant to Attachment J, Section 1.2.3 of the Agreement;

ii.	Erosion and Sedimentation Control Plan; and

iii.	HSE supervisor training program.

2.	Section 1.B of Attachment O of the Agreement is hereby amended and appended with the following:
B.    Time for Procuring and Maintaining Insurance. Contractor shall maintain in full force and effect at all times during the period commencing from LNTP and prior to issuance of NTP all coverages specified in Exhibit B to this Change Order.

3.	Section 5.2.A of the Agreement is hereby amended and appended with the following:

4.	The LNTP Mobilization Payment has been received by Contractor in cleared funds.

4.	Article 1 of the Agreement is hereby amended with the following:

“LNTP Mobilization Payment” has the meaning set forth in Section 7.2.

5.	Section 7.2 of the Agreement is hereby amended with the following:

G. LNTP Mobilization Payment. On or before and as a condition precedent to the issuance of the Limited Notice to Proceed in accordance with Section 5.2A and upon Owner's receipt of an Invoice from Contractor, Owner shall pay Contractor a lump sum equal to Eight Million U.S. Dollars (U.S. $8,000,000) (the “LNTP Mobilization Payment”).

6.	Schedule C-1 (Milestone Payment Schedule) of Attachment C is hereby amended and replaced by Exhibit C to this Change Order.

Adjustment to Contract Price
The original Contract Price was                             $    3,900,000,000
Net change by previously authorized Change Orders (#CO-0002)             $ 64,232,581
The Contract Price prior to this Change Order was                     $     3,964,232,581
The Contract Price will be ~~(increased) (decreased)~~ (unchanged) by this Change Order
in the amount of                                     $ 0
The new Contract Price including this Change Order will be                 $     3,964,232,581

Adjustment to dates in Project Schedule
The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Adjustment to other Changed Criteria: if no changes or impact; attach additional documentation if necessary): N/A

Adjustment to Payment Schedule: Yes. See Section 5 & 6 and Exhibit C to this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties' duly authorized representatives.

/s/ Ed Lehotsky	/s/ J.T. Jackson
Owner                                Contractor

Ed Lehotsky	J.T. Jackson
Name                                Name

Vice President, LNG Project Management	Senior Vice President
Title                                Title

June 11, 2012	June 7, 2012
Date of Signing                            Date of Signing

CHANGE ORDER

Addition of Inlet Air Humidification (IAH)

PROJECT NAME: Sabine Pass LNG Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: November 11, 2011	CHANGE ORDER NUMBER: CO-0004 DATE OF CHANGE ORDER: July 10, 2012

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.
In accordance with Article 6.1.B of the Agreement, Parties agree that Inlet Air Humidification (IAH) will be added on the Ethylene and Methane Refrigeration Compressors LM 2500 G4+ SAC gas compressors and associated work as described in Exhibit D to this Change Order is hereby added to the Work under the Agreement.

a.
As a result of the additional IAH work, Table A-1 (FEED Documents) in Attachment A of the Agreement is hereby amended and appended with documents listed in Exhibit A of this Change Order. These documents will be created or modified during the execution of the IAH scope.

2.
This Change Order will increase the Contract Price by a fixed lump sum amount to account for all costs associated with the addition of the Inlet Air Humidification (IAH) Work on the Ethylene and Methane Refrigeration Compressors. Accordingly, the Agreement is modified as follows:

a.	Exhibit B of this Change Order details the cost breakdown of the IAH work.

b.	Schedule C-1 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended with the Milestones listed in Exhibit C of this Change Order.

3.
Revisions to Attachment S and Attachment T of the Agreement, if required as a result of the IAH additions to the Work scope will be agreed to by Owner and Contractor, both acting reasonably and in good faith, prior to or at the time the final test procedures for the conduct of Performance Tests are established in accordance with Section 11.2 of the Agreement.

4.	The Letter of Credit will not be increased as a result of this Change Order.

Adjustment to Contract Price
The original Contract Price was                                     $ 3,900,000,000
Net change by previously authorized Change Orders (#0002)                         $ 64,232,581
The Contract Price prior to this Change Order was                             $ 3,964,232,581
The Contract Price will be increased by this Change Order
in the amount of                                             $ 12,501,325
The new Contract Price including this Change Order will be                         $ 3,976,733,906

Adjustment to dates in Project Schedule

The following dates are modified: No Change to Project Schedule

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes. See Sections 2.b, 2.c, and Exhibit C of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties' duly authorized representatives.

/s/ Ed Lehotsky	/s/ J.T. Jackson
Owner                                Contractor

Ed Lehotsky	J.T. Jackson
Name                                Name

Vice President, LNG Project Management	Senior Vice President
Title                                Title

July 18, 2012	July 10, 2012
Date of Signing                            Date of Signing

CHANGE ORDER FORM

DIESEL FIRED GENERATORS

PROJECT NAME: Sabine Pass LNG Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: November 11, 2011	CHANGE ORDER NUMBER: CO-0005 DATE OF CHANGE ORDER: July 10, 2012

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.
Per Article 6.1.B of the Agreement, Parties agree that diesel generators will be utilized to provide back-up power in lieu of using natural gas generators. The scope is to now provide two 1.5MW diesel driven generators of the same size and rating of those units at the Existing Facility.

a.
As a result of utilizing diesel generators, Table A-1 (FEED Documents) in Attachment A of the Agreement is hereby amended based by the documents in Exhibit A to this Change Order. These documents will be revised, deleted, or created based on equipment changes brought about by the use of diesel generators.

2.
This Contract Change Order will decrease the Contract Price by a fixed lump sum amount to account for all costs associated with using diesel generators. Accordingly, the Agreement is modified as follows:

a.	Schedule C-1 (Milestone Payment Schedule) of Attachment C will be amended by including the Milestones(s) listed in Exhibit B of this Change Order.

3.	The cost breakdown data is provided by Exhibit C to this Change Order.

Adjustment to Contract Price
The original Contract Price was                                 $    3,900,000,000
Net change by previously authorized Change Orders (#CO-0002)                 $ 76,733.96
The Contract Price prior to this Change Order was                         $     3,976,733,906
The Contract Price will be (decreased) by this Change Order
in the amount of                                         $ (6,223,249)
The new Contract Price including this Change Order will be                     $     3,970,510,657

Adjustment to dates in Project Schedule
The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Adjustment to other Changed Criteria: if no changes or impact; attach additional documentation if necessary): N/A

Adjustment to Payment Schedule: Yes. See Section 3 and Exhibit C to this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties' duly authorized representatives.

/s/ Ed Lehotsky	/s/ J.T. Jackson
Owner                                Contractor

Ed Lehotsky	J.T. Jackson
Name                                Name

Vice President, LNG Project Management	Senior Vice President
Title                                Title

July 18, 2012	July 10, 2012
Date of Signing                            Date of Signing

CHANGE ORDER

Flange Reduction and Valve Positioner

PROJECT NAME: Sabine Pass LNG Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: November 11, 2011	CHANGE ORDER NUMBER: CO-0006 DATE OF CHANGE ORDER: June 20, 2012

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.
In accordance with Article 6.1.B of the Agreement, Owner and Contractor agree that in lieu of flanged connections on the Ethylene and Methane Cold Boxes, welded connections will now be utilized for selected exterior cold box connections both upstream and downstream within the ISBL.

a.	Existing P&IDs for the Ethylene Cold Box PK-1501 and the Methane Cold Box PK-1601 that will be modified to reflect the utilization of welded connections are included as Exhibit A to this Change Order.

2.	In accordance with Article 6.1.B of the Agreement, Owner and Contractor agree that the general service control valves will utilize Flowserve positioners instead of Masoneilan positioners.

3.	This Contract Change Order will decrease the Contract Price by a fixed lump sum amount to account for all costs associated with the utilization of welded flanges and Flowserve positioners.

a.	Schedule C-1 (Milestone Payment Schedule) of Attachment C is hereby amended and replaced with Exhibit B of this Change Order

4.	The cost breakdown data for the reduction of flanged connections on the Ethylene and Methane Cold Boxes is provided by Exhibit C of this Change Order.

5.	The cost breakdown data for utilization of Flowserve positioners on the general service control valves is provided by Exhibit D of this Change Order.

Adjustment to Contract Price
The original Contract Price was                                     $ 3,900,000,000
Net change by previously authorized Change Orders (#0002-0004)                     $ 70,510,657
The Contract Price prior to this Change Order was                             $ 3,970,510,657
The Contract Price will be decreased by this Change Order
in the amount of                                             $ (1,905,486)
The new Contract Price including this Change Order will be                         $ 3,968,605,171

Adjustment to dates in Project Schedule
The following dates are modified (list all dates modified; insert N/A if no dates modified):

No Change to the Project Schedule.

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes, see Section 3 and Exhibit B to this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement:

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties' duly authorized representatives.

/s/ Ed Lehotsky	/s/ J.T. Jackson
Owner                                Contractor

Ed Lehotsky	J.T. Jackson
Name                                Name

Vice President, LNG Project Management	Senior Vice President
Title                                Title

July 24, 2012	July 12, 2012
Date of Signing                            Date of Signing

CHANGE ORDER FORM

Relocation of Temporary Facilities, Power Poles Relocation Reimbursement, and
Duck Blind Road Improvement Reimbursement

PROJECT NAME: Sabine Pass LNG Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: November 11, 2011	CHANGE ORDER NUMBER: CO-0007 DATE OF CHANGE ORDER: July 13, 2012

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.
Per Article 6.1.B of the Agreement, Parties agree temporary facilities (inclusive of all storage boxes, personnel trailers, lunch tents, and fabrication shops) will be relocated to the area north of LNG Tanks 4, 5, and 6 (Future) due to OSHA/Safety Regulations. The purposes of the various scope changes are detailed below:

a.
The original design allowed temporary facility offices, warehouses, lunch tents, tool rooms, welder test shops and various other offices to draw power from the existing power grid routed along Duck Blind Road. The facilities were in close enough proximity to one another to be serviced by one backup power generation unit. Relocation to the area north of LNG Tanks 4, 5, and 6 necessitates electrical grid power be fed from the East side of the Sabine Pass LNG Facility to the area north of Tanks 4, 5, and 6 to avoid routing overhead power lines directly across LNG Trains 2, 3, and 4. This will require a new overhead line with poles.

b.
In addition to the grid power, changes will also be required for the temporary power backup as some facilities are relocating to the north parking lot while the warehouse will remain on the west side and the FNM offices will be north of the LNG tanks. The multiple locations of these facilities now require multiple sources of backup temporary generator sets.

c.
An additional security gate/entrance point is required. Due to the shift of the temporary facilities to the North side of the LNG tanks, field non-manual employees will now be required to access the temporary offices from the East side of the plant so as to not have to cross through the construction areas. This access point is in addition to the craft access point on the West side of the facility and represents additional scope. The second entrance will also require highway flagging at start/stop times.

d.	A map depicting the new location of the temporary facilities is Exhibit A of this Change Order.

2.
The Duck Blind Road improvement was originally within Bechtel's scope of work per Article 3.15 of the Agreement. The improvement work was funded by Cheniere under a Master Service Agreement (MSA). With this Change Order, Bechtel will credit Cheniere for this early works subcontract.

3.
The overhead power pole relocation was originally within Bechtel's scope of work per Article 3.15 of the Agreement. The improvement work was funded by Cheniere under a MSA. With this Change Order, Bechtel will credit Cheniere for this early works subcontract.

4.
The Contract Change Order will decrease the Contract price by a fixed lump sum amount of $299,279 and the Aggregate Provisional Sum by $138,570 to account for all costs associated with the relocation of temporary facilities, Duck Blind Road improvement work executed under a Cheniere MSA, and the Power Pole relocation work executed under a Cheniere MSA. Accordingly, the Agreement is modified as follows:

a.	Schedule C-1 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the Milestone(s) listed in Exhibit B of this Change Order.

b.
The previous value of the Aggregate Provisional Sum specified in Article 7.1.A of the Agreement was $742,445,435 after the deduction for HRU in Change Order 0002. The Aggregate Provisional Sum is further decreased by this Change Order in the amount of $138,570 resulting in a new Aggregate Provisional Sum of $742,306,865.

c.	The Soils Provisional Sum specified in Article 2.1 of Attachment EE, Schedule EE-2 of the Agreement is reduced by $138,570 from $62,572,000 to the new Soils Provisional Sum of $62,433,430.

5.	The overall cost breakdown data for all changes is provided in Exhibit C of this Change Order.

6.	The cost breakdown data for the Duck Blind Road improvement is provided in Exhibit D of this Change Order.

7.	The cost breakdown data for the power pole relocation is provided in Exhibit E of this Change Order.

8.	The cost breakdown data for the relocation of temporary facilities is provided in Exhibit F of this Change Order.

Adjustment to Contract Price
The original Contract Price was                                     $ 3,900,000,000
Net change by previously authorized Change Orders (#0001-0006)                     $ 68,605,171
The Contract Price prior to this Change Order was                             $ 3,968,605,171
The Contract Price will be decreased by this Change Order
in the amount of                                             $ (437,849)
The new Contract Price including this Change Order will be                         $ 3,968,167,322

Adjustment to dates in Project Schedule
The following dates are modified: No Change to the Project Schedule.

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes. See section 4.a and Exhibit B of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties' duly authorized representatives

/s/ Ed Lehotsky	/s/ J.T. Jackson
Owner                                Contractor

Ed Lehotsky	J.T. Jackson
Name                                Name

Vice President, LNG Project Management	Senior Vice President
Title                                Title

July 24, 2012	July 19, 2012
Date of Signing                            Date of Signing

Change Order CO-0008

CHANGE ORDER FORM

Delay in Full Placement of Insurance Program

PROJECT NAME: Sabine Pass LNG Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: November 11, 2011	CHANGE ORDER NUMBER: CO-0008 DATE OF CHANGE ORDER: July 27, 2012

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.	Sections 1.A9(e) and (f)of Attachment O is hereby amended and restated as follows:

(e)
Sum Insured: The insurance policy shall (i) be on a completed value form, with no periodic reporting requirements, (ii) insure not less than $1,000,000,000 commencing at LNTP and insure one hundred percent (100%) of the Facility's insurable values commencing no later than fifty-six (56) Days after NTP, (iii) value losses at replacement cost, without deduction for physical depreciation or obsolesce including custom duties, Taxes and fees and (iv) insure loss or damage from earth movement without a sub-limit, (v) insure property loss or damage from flood and named windstorm with a sub-limit not less than $150,000,000 commencing at LNTP, provided that such sub-limit shall increase to an amount that is not less than $500,000,000 no later than fifty-six (56) Days after NTP, and such sub-limit in the event of a named windstorm shall apply to the combined loss covered under Section 1.A.9 Builder's Risk and Section 1.A.10 Builder's Risk Delayed Startup, and (vi) insure loss or damage from strikes, riots and civil commotion with a sub-limit not less than $100,000,000.

(f)
Deductible: The insurance policy shall have no deductible greater than U.S.$500,000 per occurrence; provided, however, (i) for flood and windstorm, the deductible shall not be greater than two percent (2%) of the values at risk, subject to a minimum deductible of U.S.$1,000,000 and a maximum deductible of U.S.$7,500,000 for flood and named windstorm and (ii) for wet works and testing and commissioning, the deductible shall not be greater than $1,000,000.

2.	Section 1.10 of Attachment O is hereby amended and restated as follows:
10.    Builder's Risk Delayed Startup Insurance. Delayed startup coverage insuring Owner and Lender, as their interests may appear, covering the Owner's fixed costs and debt service as a result of any loss or damage insured by Section 1A.9 above resulting in a delay in Substantial Completion of the Facility beyond its anticipated date of Substantial Completion in an amount equal to eighteen (18) months (or longer period of time, as determined by Owner after receiving the results of the probable maximum loss report) projected fixed costs plus debt service of Owner. This coverage shall be on an actual loss-sustained basis. Any proceeds from delay in startup insurance shall be payable solely to the Lender or its designee and shall not in any way reduce or relieve Contractor of any of its obligation or liabilities under the Agreement.
Such insurance shall (a) have a deductible of not greater than sixty (60) Days aggregate for all occurrences, except 90 days in the aggregate in the respect of named windstorm, during the builder's risk policy period, (b) include an interim payments clause allowing for the monthly payment of a claim pending final determination of the full claim amount, (c) cover loss sustained when access to the Site is prevented due to an insured peril at premises in the vicinity of the Site for a period not less than sixty (60) Days, (d) cover loss sustained due to the action of a public authority preventing access to the Site due to imminent or actual loss or destruction arising from an insured peril at premises in the vicinity of the Site for a period not less than sixty (60) Days, (e) insure loss caused by FLEXA named perils to finished Equipment (including machinery) while awaiting shipment at the premises of a Subcontractor or Sub-subcontractor, (f) not contain any form of a coinsurance provision or include a waiver of such provision, (g) cover loss sustained due to the accidental interruption or failure, caused by an insured peril of supplies of electricity, gas, sewers, water or telecommunication up to the terminal point of the utility supplier with the Site for a period not less than sixty (60) Days, (h) covering delays resulting from any item of Construction Equipment who loss or damage could result in a delay in Substantial Completion of the Facility beyond the deductible period of the delayed startup insurance, and (i) an extension clause allowing the policy period to be extended up to six (6) months without modification to the terms and conditions (other than the deductible) of the policy and a pre-agreed premium.

3.	Section 1.3 of Attachment EE is hereby amended as follows:
The Aggregate Provisional Sum contains a Provisional Sum of Sixty Five Million One Hundred Fifty Thousand U.S. Dollars (U.S.$65,150,000) (“Insurance Provisional Sum”) for the cost of insurance premiums for the insurance required to be provided by Contractor in accordance with Attachment O (other than workers compensation and employer liability insurance) (the “Project Insurances”). Contractor shall notify Owner in writing no later than fifty-six (56) Days following NTP of the actual cost of the insurance premiums charged to Contractor by Contractor's insurance carrier for the Project Insurances (“Actual Insurance Cost”), which Actual Insurance Cost shall be adequately documented by Contractor. If the Actual Insurance Cost is less than the Insurance Provisional Sum, Owner shall be entitled to a Change Order reducing the Contract Price by such difference. If the Actual Insurance Cost is greater than the Insurance Provisional Sum, Contractor shall be entitled to a Change Order increasing the Contract Price by such difference. Contractor shall be responsible for the placement of the Project Insurances required to be provided by Contractor in accordance with Attachment O, provided that Contractor shall reasonably cooperate with Owner to minimize such Actual Insurance Cost to the extent reasonably practicable.

The Contract Price has been based upon naming the Owner Group as additional insureds on the commercial general liability and umbrella or excess liability policies specified in Section 1A.2 and 1A.4 of Attachment O and providing sudden and accidental pollution liability coverage (including clean up on or off the Site) under such commercial general liability policy. Accordingly, should (i) the insurance provider(s) charge any additional premium for naming the Owner Group as named insureds under such policies as compared to naming the Owner Group as additional insureds or (ii) Contractor not be able to procure such sudden and accidental liability coverage and, instead, is required to procure a stand-alone pollution policy, Contractor shall be entitled to a Change Order increasing the Contract Price in the actual amount of such increased premium associated with naming the Owner Group as named insureds rather than additional insureds or procurement of such stand-alone pollution policy.

Adjustment to Contract Price
The original Contract Price was                                 $    3,900,000,000
Net change by previously authorized Change Orders (#CO-0007)                 $ 68,167,322
The Contract Price prior to this Change Order was                         $     3,968,167,322
The Contract Price will be not changed by this Change Order
in the amount of                                         $ 0
The new Contract Price including this Change Order will be                     $     3,968,167,322

Adjustment to dates in Project Schedule
The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Adjustment to other Changed Criteria: if no changes or impact; attach additional documentation if necessary): N/A

Adjustment to Payment Schedule: N/A

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties' duly authorized representatives.

/s/ Ed Lehotsky	/s/ J.T. Jackson
Owner                                Contractor

Ed Lehotsky	J.T. Jackson
Name                                Name

Vice President, LNG Project Management	Senior Vice President
Title                                Title

July 31, 2012	July 27, 2012
Date of Signing                            Date of Signing